Investor Presentation June 2025 Mission Produce® © 2025 Mission Produce, Inc. The MISSION & TOWER DESIGN® and MISSION PRODUCE® are trademarks of Mission Produce, Inc. All rights reserved. This presentation is for informational purposes only. Any information, content, or recommendations included herein shall not be construed as a guarantee of future results. We make no representations or warranties, and expressly disclaim any representations or warranties, as to the validity, accuracy, or completeness of the information contained herein. This presentation and its contents are the property of Mission Produce. Do not copy, modify, reproduce, or distribute without the prior express written consent of Mission Produce.

Notice to and Undertaking by Recipients This presentation does not purport to be all-inclusive or to contain all of the information that the Recipient may require. The Company expressly disclaims any and all liability relating to or resulting from the use of this presentation. This presentation may not be reproduced, forwarded to any person or published, in whole or in part. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any security. The information contained herein is for informational purposes and may not be relied upon in connection with the purchase or sale of any security. Forward-Looking Statements Statements in this presentation that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as "may", "will", "expect", "intend", "plan", "believe", "seek", "could", "estimate", "judgment", "targeting", "should", "anticipate", "goal" and variations of these words and similar expressions, are also intended to identify forward-looking statements. The forward-looking statements in this presentation address a variety of subjects, including statements about our short-term and long-term assumptions, goals and targets. Many of these assumptions relate to matters that are beyond our control and changing rapidly. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurances that our expectations will be attained. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including: reliance on primarily one main product, limitations regarding the supply of fruit, either through purchasing or growing; fluctuations in the market price of fruit; increasing competition; risks associated with doing business internationally, including Mexican and Peruvian economic, political and/or societal conditions; inflationary pressures; establishment of sales channels and geographic markets; loss of one or more of our largest customers; general economic conditions or downturns; supply chain failures or disruptions; disruption to the supply of reliable and cost-effective transportation; failure to recruit or retain employees, poor employee relations, and/or ineffective organizational structure; inherent farming risks, including climate change; seasonality in operating results; failures associated with information technology infrastructure, system security and cyber risks; new and changing privacy laws and our compliance with such laws; food safety events and recalls; failure to comply with laws and regulations; changes to trade policy and/or export/import laws and regulations; risks from business acquisitions, if any; lack of or failure of infrastructure; material litigation or governmental inquiries/actions; failure to maintain or protect our brand; changes in tax rates or international tax legislation; risks associated with global conflicts; inability to accurately forecast future performance; the viability of an active, liquid, and orderly market for our common stock; volatility in the trading price of our common stock; concentration of control in our executive officers, and directors over matters submitted to stockholders for approval; limited sources of capital appreciation; significant costs associated with being a public company and the allocation of significant management resources thereto; reliance on analyst reports; failure to maintain proper and effective internal control over financial reporting; restrictions on takeover attempts in our charter documents and under Delaware law; the selection of Delaware as the exclusive forum for substantially all disputes between us and our stockholders; risks related to restrictive covenants under our credit facility, which could affect our flexibility to fund ongoing operations, uses of capital and strategic initiatives, and, if we are unable to maintain compliance with such covenants, lead to significant challenges in meeting our liquidity requirements and acceleration of our debt; and other risks and factors discussed from time to time in our Annual and Quarterly Reports on Forms 10-K and 10-Q and in our other filings with the Securities and Exchange Commission. You can obtain copies of our SEC filings on the SEC’s website at www.sec.gov. The forward-looking statements contained in this presentation are made as of the date hereof and the Corporation does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances. Industry Information Market data and industry information used throughout this presentation are based on management's knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management's review of independent industry surveys and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management's estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. Non-GAAP Financial Measure This presentation contains the non-GAAP financial measure “Adjusted EBITDA.” Management believes these measures provide useful information for analyzing the underlying business results. These measures are not in accordance with, nor are they a substitute for or superior to, the comparable financial measures by generally accepted accounting principles (“GAAP”). Reconciliation of the non-GAAP financial measure to the most comparable GAAP measure s included in the Appendix to this presentation where possible. The Company is unable to reconcile certain forecasted non-GAAP financial measures used herein, including adjusted EBITDA, without unreasonable efforts because a forecast of certain items, including taxes, interest, stock-based compensation, depreciation and amortization, income (loss) from equity method investees, other income, and other special, non-recurring or one-time items is not practical. Adjusted EBITDA refers to net income (loss), before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expense, other income (expense), and income (loss) from equity method investees, further adjusted by asset impairment and disposals, farming costs for nonproductive orchards (which represents land lease costs), recognition of deferred ERP costs, transaction costs, material legal settlements, and any special, non-recurring, or one-time items such as remeasurements or impairments, and any portion of these items attributable to the noncontrolling interest. Effective for the fourth quarter of 2024, the Company made a change in presentation of its reconciliation of adjusted EBITDA to its comparable GAAP financial measure to include a subtotal of the non-GAAP adjustments before the effect of the noncontrolling interest adjustment called “adjusted EBITDA before adjustment for noncontrolling interest.” The presentation change has no impact to total adjusted EBITDA. The Company believes the addition of the subtotal within the reconciliation is useful because it better aligns with management’s sequence of review of the information in the reconciliation. Safe Harbor Statement 2

A GLOBAL LEADER in the worldwide avocado business 3 • Four decades of investing in people, technology, and infrastructure • Global year-round supply of avocados & mangos • Supply chain & logistics management • Strategically located sourcing & distribution • Vertically integrated: grower – packer – shipper • Economies of scale • Large, addressable market

Mission purchases the remaining 50% interest in Peruvian joint venture, Grupo Arato 4

Mission Produce’s Global Network 17 facilities of operation,1 21+ countries of origin,2 25+ countries of distribution3 (1) As of October 31, 2024. Includes 8 ripening & distribution centers in North America, 2 packinghouses in Mexico, 1 packinghouse in Peru, 4 ripening, packing, & distribution centers in China, 1 ripening, packing & distribution center in the UK, 1 ripening, packing, & distribution center in the Netherlands. (2) As of December 2024. (3) As of FY 2024. 5

A Long Track Record of Growth

Financial Summary

$1.39 billion	LTM 2Q25 Revenue
654 mm lbs.	LTM 2Q25 Avocado Volume
9.7%	'14-'24 Revenue CAGR
5.4%	'14-'24 Avocado Volume CAGR
$42.0 million	LTM 2Q25 Net income
$105.2 million	LTM 2Q25 Adj. EBITDA [(1)]

Avocado Volume



647M lbs
25.9M lugs
381M lbs
15.2M lugs
5.4% CAGR
2014
2024

Revenue by Type



FY2024: $1.23B
Avocado: 88%
Blueberry: 6%
Mango: 5%
Other: 1%

Avocado Volume Growth and Product Expansion Driving Revenue CAGR



$1.23B
$490M
9.7% CAGR
2014
2024

Note: Fiscal year ended October 31. 1 lug = 25lbs, or 1 box. (1)Non-GAAP reconciliation located in the appendix.

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Fiscal 2025 Second Quarter Overview

Mission

Revenue ($mm)


$297.6
+28%
$380.3
2Q24
2Q25

Net Income ($mm)


$7.0
-$3.9
$3.1
2Q24
2Q25

Adjusted EBITDA[2] ($mm)


$20.2
-5.4%
$19.1
2Q24
2Q25

- Record Q2 revenue of $380.3M (+28%) driven by robust avocado pricing due to Mexican supply constraints – Commercial teams successfully leveraged global sourcing network to satisfy customer commitments while navigating typical seasonal challenges
- Diversification strategy delivering results across all segments – Mango business achieved record volumes and gained significant market share, while Blueberries posted 57% revenue growth and International Farming adjusted EBITDA turned positive on improved utilization and efficiencies
- Well-positioned for strong second half cash generation – Increased Peruvian supply coming online to meet continued strong demand

Segment	Revenue	Growth y/y	Adj. EBITDA	Growth y/y
Marketing & Distribution	$362.5M	+26%	$16.8M	-23%
Blueberries	$15.7M	+57%	$0.8M	+14%
International Farming[1]	$2.1M	+$6.7M	$1.5M	+$3.7M

(1) The International Farming segment affiliated sales and adjusted EBITDA generation are concentrated in the second half of the fiscal year in alignment with the Peruvian avocado harvest season. (2) Non-GAAP reconciliation located in the appendix..

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Focused Growth Strategy Capitalize on strong growth trends in our core U.S. market by leveraging our nationwide distribution network Leverage our global supply chain and distribution capabilities to continue developing international markets Diversify sourcing to enhance our global market-leading position and year-round supply position Continue to vertically integrate our supply chain 8

Supporting Tailwinds Driving Market Growth 1. Consumer Interest in Healthy Eating: • With more than 20 vitamins and minerals, avocados are associated with heart health, weight health, and skin health. (1) • 62% of consumers consider healthfulness to be a key driver in the decision to purchase food and beverages. (2) 2. Growing Hispanic Population:(3) • 91% of Hispanic households purchase avocados, and the average annual avocado spend per Hispanic household is 73% higher than for non-Hispanic households (4) 3. Millennial & Gen-Z Consumption: • 71% of millennial households purchase avocados. (4) • About 25% of Generation Z are Hispanic, compared to 17% of millennials and 12% of Generation X.(5) We Operate In a Large and Growing Market with Supportive Tailwinds (1)Hass Avocado Board. Avocado Nutrition Facts Chart. (2) International Food Information Council. 2023 Food & Health Survey. 23 May 2023. (3) U.S. Bureau of Labor Statistics. October 2023. (4) Numerator Insights. 12 months ending May 31, 2023. (5) Pew Research Center analysis of 1987, 2003, and 2019 Current Population Survey Annual Social and Economic Supplements and 1970 decennial census (IPUMS). 9

State-of-the-Art Infrastructure Covering U.S. Markets Packhouse Advantages ➤ High-definition grading cameras ➤ State-of-the-art washing, sorting, packing, and bagging line ➤ Industry-leading post-harvest practices (cold chain) ➤ Ocean container plug-ins Forward Distribution and Ripening Center Advantages ➤ Ability to ripen to customer specification ➤ Ability to store and deliver volume opportunistically as customer demand evolves ➤ Proximity to clients 10

Mission is Positioned as a Preferred Supplier by Offering Custom Programs & Value-Added Services We provide customers with leading operations and industry insights geared toward driving sales • Ripening to customer specifications • Logistics management (especially trucking) • Hands-on training to facilitate proper fruit handling & educational resources • Merchandising and promotional support • Around-the-clock customer support and availability • Consumer-friendly bagging and custom packaging • Category management • AvoIntel Insights on market trends and consumer behavior • Quarterly category analysis & reviews 1111

• Year-round supply • Top mango varieties: Kent, Keitt, Tommy Atkins, Palmer, Honey, Haden • Advanced ripening capabilities & custom ripe programs • Around-the-clock service • Educational tools and resources We leverage our vertical integration in Peru and international growing partnerships to access the top mango varieties around the world. Capitalizing on the operational & logistical synergies of avocados & mangos to drive the mango category globally 12

Channel Segmentation Strategy Based on Growth and Profitability We are the preferred partner across Retail, Food Service, Wholesale, and International Channels ➤Leading our customer & partner relationships with excellence ➤ Competitive positioning in sales, sourcing, and operations to serve customers year-round, growing demand across the globe ➤ Alignment with margin-accretive customers that hold strong market positions in their respective channel ➤ Strategic locations in key markets ➤ Scalability ➤ Surety of supply ➤ Consistent quality 13 ➤ Innovative solutions ➤ World-class service ➤ Market intelligence ➤ Superior products ➤ Dedication to our core values: FIRST (Fun, __Innovative, Reliable, Successful, Trustworthy) (1) 1) Retail, Foodservice, & Wholesale accounts for volume shipped to the U.S. and Canada. International does not include Canada.

Global Avocado Consumption is Poised to Grow

Mission is driving year-round availability in international markets to meet growing demand

International Growth Opportunity:

- ➤ Increasing global availability
- ➤ Increasing household penetration
- ➤ Innovation & expansion of logistics & production

Competitive International Positioning:

- ➤ Meeting gaps in supply with increasing exports
- ➤ Increasing international distribution in key markets
- ➤ Expanding international customer base in EU & Asia

2023-24 Global Per Capita Consumption [1,2]



24.3 lbs
9 lbs
6.1 lbs
4 lbs
1.7 lbs
1 lb
0.5 lb
Significant Growth Opportunity
Mexico
U.S.
Canada
EU27+UK+ Norway
China(3)
Japan
S. Korea

(1) FruiTrop Magazine. September-October 2024.(2) Avocado Annual Report. USDA Foreign Agricultural Service. April 2024. (3) Calculated on 100 million inhabitants (households whose income exceeds $34k/year).

14

Multiple-Source Strategy Drives Year-Round Availability to Meet Global Demand 15 Avocado Availability Row size generally represents each origin’s annual share of volume sourced for distribution

Multiple-Source Strategy Drives Year-Round Availability to Meet Global Demand 16 Mango Availability Row size generally represents each origin’s annual share of volume sourced for distribution

We own 100% of our avocado and mango farming operations and packhouse, as well as a controlling interest in our blueberry farming operation. • It enables us to leverage our resources to grow, pack, and ship complementary commodities, such as mangos and blueberries • With commodities year-round, we can employ our workforce year-round, promoting talent retention • We benefit from enhanced quality control • We can offer strong supply reliability to our customers • By owning our fruit, we can decrease our reliance on other origins to fulfill demand International Farming and Vertical Integration: Peru Vertical integration strengthens our competitive position: 17

1,730 1,800 2,630 2,630 2,630 2,640 3,000 3,360 3,720 3,930 3,870 3,890 200 200 300 300 300 300 300 300 300 10 80 110 140 230 340 350 390 460 560 685 1,730 1,810 2,710 2,940 2,970 3,170 3,640 4,010 4,410 4,690 4,730 4,875 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Note: Hectare count is approximate and has been rounded to the nearest tenth. Owned Operations: Cultivated Farms Annual Growth in Peru Avocados Mangos Blueberries Total Cultivated Hectares By Commodity 18 Hectares

VERTICAL INTEGRATION

Mission PRODUCE

COLOMBIA
2,000 planted acres[1]



GUATEMALA
1,800 planted acres[1]



SOUTH AFRICA[2]
725 planted acres[3]



Colombia
- Partnered with one of the largest avocado producers in Colombia, to grow, pack, and ship
- Global distribution, focused on the European market

Guatemala
- Farming operations established & growing
- Packhouse under construction
- Primarily European distribution, with additional markets on the horizon
- Opposite seasonality to Peru, filling in supply gaps
- Authorization to enter the U.S. granted by the USDA November 2024

South Africa
- Mission owns a 5% interest in a JV to develop avocado orchards
- Partnered with one of South Africa's largest farming companies to grow, pack, and ship
- Extends supply availability to the EU by approximately 2 months before the Peruvian season

1. As of October 31, 2024.
2. Not authorized for U.S. entrance.
3. As of December 31, 2024.

19

Recent Capital Investments

We have invested heavily in our business historically, which we believe will put us in a position to generate strong, free-cash flows in the coming years


Capital Expenditures ($mm)
Blueberries(1)
International Farming
Marketing & Distribution
$61.2
$6.8
$45.3
$9.1
$49.8
$12.9
$26.1
$10.8
$32.2
$9.0
$16.1
$7.1
FY2022
FY2023
FY2024

- Substantial capital expenditures and equity investments during the past 10 years that have yet to reach full capacity: (2)
  - Mega facility in Laredo, TX supporting MX distribution throughout North America
  - UK distribution facility supporting expansion to retail/food service customer base in UK market
  - Avocado orchard development in Peru and Guatemala
- Modest leverage ratio despite capital-intensive model
- Slowing investments in distribution & farming
  - Distribution – focus on capacity utilization
  - Farming – finish existing projects outside of Peru to fill in supply calendar

(1) The Blueberries segment was consolidated prospectively on May 1, 2022. (2) Includes 2018 buyout of remaining 50% interest in Peru farming JV.

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Long-term Financial Outlook ➤ Bullish outlook on avocado and mango consumption driving global revenue growth, with volume and market share growth translating to improved leverage of distribution and farming investments ➤ Year-over-year variability to be expected in our industry – growth unlikely to come in steady, stable increments Estimated Total Revenue Growth: Mid-Single Digits Estimated Adjusted EBITDA Growth: High-Single Digits 21

Strategic Priorities Summary 2222

23 Appendix